Putnam Massachusetts Tax Exempt Income Fund
The fund's portfolio
8/31/21 (Unaudited)
Key to holding's abbreviations
AGC — Assured Guaranty Corporation
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
SGI — Syncora Guarantee, Incorporated
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.02% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (96.1%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/32	A+/F	$1,000,000	$1,257,813
5.00%, 10/1/31	A+/F	1,500,000	1,892,387

			3,150,200
American Samoa (0.4%)
American Samoa Econ. Dev. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/38	Ba3	1,000,000	1,246,881

			1,246,881
Guam (3.0%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/36(FWC)	Ba1	3,000,000	3,517,901
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	1,100,000	1,288,245
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A
5.00%, 11/1/40	Ba1	700,000	881,245
5.00%, 11/1/35	Ba1	125,000	160,129
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A-	1,500,000	1,839,098
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/35	A	400,000	474,409
5.00%, 7/1/34	A	200,000	237,588
5.00%, 7/1/30	A	465,000	559,222
5.00%, 7/1/29	A	400,000	485,007
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/34	Baa2	200,000	208,514

			9,651,358
Illinois (0.9%)
IL State G.O. Bonds
5.50%, 7/1/38	Baa2	1,325,000	1,424,366
Ser. B, 5.00%, 10/1/32	Baa2	1,300,000	1,596,505

			3,020,871
Indiana (1.5%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	4,000,000	4,847,417

			4,847,417
Louisiana (0.4%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A, 5.00%, 7/1/33	AA-/F	1,000,000	1,239,427

			1,239,427
Massachusetts (87.0%)
Berkshire Wind Pwr. Cooperative Corp. Rev. Bonds, (Berkshire Wind (Green Bonds)), Ser. 2, 5.00%, 7/1/29	A	1,000,000	1,229,686
Lowell, Collegiate Charter School Rev. Bonds, 5.00%, 6/15/54	BB-/P	1,620,000	1,780,824
MA Bay Trans. Auth. Rev. Bonds, Ser. A, 4.00%, 7/1/37	AAA	5,000,000	5,143,644
MA Bay Trans. Auth. Sales Tax Rev. Bonds
5.00%, 7/1/45	AA	2,000,000	2,494,141
Ser. A-2, 5.00%, 7/1/44	AA	2,400,000	2,935,458
Ser. A-2, 5.00%, 7/1/43	AA	4,960,000	6,066,594
MA State G.O. Bonds
Ser. E, 5.00%, 11/1/50	Aa1	12,000,000	15,438,181
Ser. A, 5.00%, 3/1/41	Aa1	1,000,000	1,112,052
Ser. I, 5.00%, 12/1/35	Aa1	3,000,000	3,661,860
Ser. A, 5.00%, 1/1/35	Aa1	1,285,000	1,604,565
Ser. E, 4.00%, 4/1/46	Aa1	3,000,000	3,337,581
4.00%, 5/1/35	Aa1	3,000,000	3,178,315
MA State Clean Wtr. Trust Rev. Bonds, 5.00%, 8/1/22	Aaa	2,500,000	2,612,626
MA State College Bldg. Auth. Rev. Bonds
(Green Bond), 5.00%, 5/1/39 (Prerefunded 5/1/24)	Aa2	1,500,000	1,692,906
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	Aa2	2,120,000	2,189,067
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	AAA/P	730,000	753,533
MA State Dept. Trans. Metro. Hwy. Syst. Mandatory Put Bonds (1/1/23), Ser. A, 5.00%, 1/1/39	Aa2	2,500,000	2,659,024
MA State Dept. Trans. Metro. Hwy. Syst. Rev. Bonds, Ser. A
5.00%, 1/1/37	A+	1,000,000	1,246,163
5.00%, 1/1/35	A+	2,000,000	2,512,023
5.00%, 1/1/34	A+	2,000,000	2,519,733
5.00%, 1/1/23	A+	2,000,000	2,128,885
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	150,000	161,827
(Loomis Communities), Ser. A, U.S. Govt. Coll., 6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	150,000	165,830
(WGBH Edl. Foundation), Ser. A, AMBAC, 5.75%, 1/1/42	AA-	5,000,000	7,772,367
(Milford Regl. Med. Ctr.), Ser. F, 5.625%, 7/15/36	BB+	500,000	533,961
(Simmons College), Ser. H, SGI, 5.25%, 10/1/33	AA	1,100,000	1,466,834
(Wheaton College), Ser. I, 5.00%, 1/1/53	Baa1	3,000,000	3,730,615
(Orchard Cove, Inc.), 5.00%, 10/1/49	BBB/F	700,000	788,306
(Wellforce Oblig. Group), Ser. A, 5.00%, 7/1/44	BBB+	500,000	605,760
(Franklin W. Olin College of Engineering), Ser. E, 5.00%, 11/1/43	A2	2,500,000	2,728,997
(Carleton-Willard Homes, Inc.), 5.00%, 12/1/42	A-	525,000	610,159
(Partners Healthcare Syst.), Ser. Q, 5.00%, 7/1/41	Aa3	2,000,000	2,398,213
(Dexter Southfield), 5.00%, 5/1/41	BBB+	2,000,000	2,273,094
(Bentley U.), 5.00%, 7/1/40	A2	1,250,000	1,477,109
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	1,570,000	1,882,300
(Orchard Cove, Inc.), 5.00%, 10/1/39	BBB/F	250,000	283,328
(Atrius Hlth. Oblig. Group), Ser. A, 5.00%, 6/1/39	BBB	2,500,000	3,087,089
(Franklin W. Olin College), Ser. E, 5.00%, 11/1/38	A2	1,000,000	1,095,330
(Tufts U.), Ser. Q, 5.00%, 8/15/38	Aa3	500,000	579,194
(Suffolk U.), 5.00%, 7/1/38	Baa2	340,000	421,334
(UMass Memorial Hlth. Care Oblig. Group), Ser. K, 5.00%, 7/1/38	BBB+	1,000,000	1,193,856
(Wentworth Inst.Tech.), 5.00%, 10/1/37	Baa1	655,000	769,604
(Caregroup), Ser. I, 5.00%, 7/1/37	A	500,000	592,309
(Foxborough Regl. Charter), Ser. B, 5.00%, 7/1/37	BBB-	1,120,000	1,278,956
(Lowell Gen. Hosp.), Ser. G, 5.00%, 7/1/37	BBB+	1,630,000	1,762,602
(MCPHS U.), Ser. H, 5.00%, 7/1/37	AA	450,000	520,266
(Suffolk U.), 5.00%, 7/1/37	Baa2	605,000	751,379
(Broad Inst.), 5.00%, 4/1/37	Aa3	1,000,000	1,223,617
(Fisher College), 5.00%, 4/1/37	BBB+	835,000	978,762
(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/36	A1	1,100,000	1,329,223
(Brandeis U.), Ser. S-1, 5.00%, 10/1/36	A1	765,000	963,800
(Caregroup), Ser. I, 5.00%, 7/1/36	A	935,000	1,108,605
(Suffolk U.), 5.00%, 7/1/36	Baa2	600,000	715,042
(Suffolk U.), 5.00%, 7/1/36	Baa2	450,000	560,384
Ser. O, 5.00%, 12/1/35	A1	385,000	486,459
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/35	A	500,000	631,968
(Suffolk U.), 5.00%, 7/1/35	Baa2	470,000	586,944
Ser. O, 5.00%, 12/1/34	A1	425,000	538,032
(Brandeis U.), Ser. S-1, 5.00%, 10/1/34	A1	1,745,000	2,207,094
(Emmanuel College), Ser. A, 5.00%, 10/1/34	Baa2	1,075,000	1,277,049
(Baystate Med. Oblig. Group), Ser. N, 5.00%, 7/1/34	A+	1,000,000	1,114,840
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/34	A	1,000,000	1,266,255
(Suffolk U.), 5.00%, 7/1/34	Baa2	675,000	806,904
(Suffolk U.), 5.00%, 7/1/34	Baa2	550,000	688,107
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/34	AA-	1,000,000	1,254,826
Ser. O, 5.00%, 12/1/33	A1	150,000	190,429
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/33	A	665,000	844,652
(Suffolk U.), 5.00%, 7/1/33	Baa2	800,000	1,004,630
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/33	AA-	900,000	1,131,072
(Intl. Charter School), 5.00%, 4/15/33	BBB-	750,000	835,598
(CareGroup Oblig. Group), Ser. J2, 5.00%, 7/1/32	A	2,765,000	3,456,866
(MCPHS U.), Ser. H, 5.00%, 7/1/32	AA	300,000	346,495
(South Shore Hosp., Inc.), Ser. I, 5.00%, 7/1/32	BBB+	1,600,000	1,893,037
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/32	AA-	660,000	830,211
Ser. O, 5.00%, 12/1/31	A1	250,000	319,391
(Northeastern U.), 5.00%, 10/1/31	A1	500,000	524,933
(Berkshire Retirement Cmnty. of Lenox), 5.00%, 7/1/31	A+/F	1,000,000	1,151,574
(UMass Memorial Hlth. Care Oblig. Group), Ser. L, 5.00%, 7/1/31	BBB+	1,345,000	1,635,345
(Broad Institute, Inc. (The)), 5.00%, 4/1/31	Aa3	1,420,000	1,762,367
(Lesley U.), 5.00%, 7/1/30	A-	1,000,000	1,180,887
(Dexter Southfield), 5.00%, 5/1/27	BBB+	500,000	573,013
(Dexter Southfield), 5.00%, 5/1/26	BBB+	740,000	850,223
(MA College of Pharmacy & Allied Hlth. Science), Ser. F, 5.00%, 7/1/25	AA	650,000	704,293
(Babson College), Ser. A, 5.00%, 10/1/24	A2	250,000	285,158
(Babson College), Ser. A, 5.00%, 10/1/23	A2	300,000	328,972
(Suffolk U.), 4.00%, 7/1/51	Baa2	750,000	870,148
(Merrimack College), Ser. B, 4.00%, 7/1/50	BBB-	1,825,000	2,104,804
(Southcoast Hlth. Syst. Oblig. Group), Ser. G, 4.00%, 7/1/46	Baa1	850,000	1,001,408
(Williams College), Ser. S, 4.00%, 7/1/46	Aa1	4,550,000	5,175,818
(Wellforce Obligated Group), Ser. C, AGM, 4.00%, 10/1/45	AA	4,705,000	5,504,521
(Suffolk U.), Ser. A, 4.00%, 7/1/45	Baa2	1,700,000	1,957,746
(Worcester Polytechnic Inst.), 4.00%, 9/1/44	A2	3,250,000	3,757,955
(Carleton-Willard Homes, Inc.), 4.00%, 12/1/42	A-	485,000	543,884
(Merrimack College), Ser. B, 4.00%, 7/1/42	BBB-	450,000	527,416
(Lasell U.), 4.00%, 7/1/40	BB+	2,160,000	2,541,578
(Bentley U.), Ser. A, 4.00%, 7/1/39	A2	1,400,000	1,685,343
(Bentley U.), Ser. A, 4.00%, 7/1/38	A2	700,000	843,687
(Bentley U.), Ser. A, 4.00%, 7/1/37	A2	1,000,000	1,208,584
(Partners Healthcare Syst., Inc.), Ser. S-1, 4.00%, 7/1/36	Aa3	2,500,000	2,915,871
(Partners Healthcare Syst., Inc.), Ser. S, 4.00%, 7/1/35	Aa3	1,025,000	1,196,342
(Wellesley College), Ser. L, 4.00%, 7/1/34	Aa1	860,000	1,007,106
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B-/P	339,775	233,158
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/29	AA	2,000,000	1,802,185
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/28	AA	2,000,000	1,847,276
MA State Dev. Fin. Agcy. VRDN
(Partners Hlth. Care Syst., Inc.), Ser. K-2, 0.01%, 7/1/46	VMIG 1	2,300,000	2,300,000
(Boston U.), Ser. U-6E, 0.01%, 10/1/42	VMIG 1	4,685,000	4,685,003
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), 5.00%, 7/15/46	BB+	1,000,000	1,219,497
(Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	BB/F	2,100,000	2,358,572
(NewBridge on the Charles, Inc.), 5.00%, 10/1/37	BB+/F	1,000,000	1,094,080
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. U-6C, 0.01%, 10/1/42	VMIG 1	1,950,000	1,950,000
MA State Edl. Fin. Auth. Rev. Bonds
Ser. J, 5.625%, 7/1/28	AA	240,000	240,318
(Ed. Loan - Issue 1), 5.00%, 1/1/27	AA	2,750,000	3,132,777
5.00%, 1/1/24	AA	500,000	552,894
(Ed. Loan - Issue 1), 4.375%, 1/1/32	AA	125,000	129,311
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Northeastern U.)
Ser. T-1, 5.00%, 10/1/30	A1	1,000,000	1,050,313
Ser. T-2, 5.00%, 10/1/30	A1	2,000,000	2,100,626
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 5.10%, 12/1/30	Aa2	895,000	897,083
Ser. 171, 4.00%, 12/1/44	Aa1	110,000	113,424
Ser. SF-169, 4.00%, 12/1/44	Aa1	230,000	237,380
(Single Fam.), Ser. 178, 3.50%, 6/1/42	Aa1	425,000	447,913
Ser. A, 3.50%, 12/1/31	Aa2	2,000,000	2,042,927
Ser. C-1, 3.30%, 12/1/59	Aa2	7,625,000	8,104,715
Ser. A, 3.25%, 12/1/27	Aa2	1,870,000	1,917,557
MA State Port Auth. Rev. Bonds
Ser. D, 5.00%, 7/1/51	Aa2	2,000,000	2,601,354
Ser. A, 5.00%, 7/1/47	Aa2	3,000,000	3,564,184
Ser. A, 5.00%, 7/1/42	Aa2	1,275,000	1,520,249
Ser. A, 5.00%, 7/1/40	Aa2	2,500,000	3,111,792
Ser. A, 5.00%, 7/1/35	Aa2	1,500,000	1,800,639
Ser. A, 5.00%, 7/1/33	Aa2	775,000	904,826
Ser. A, 5.00%, 7/1/32	Aa2	755,000	881,341
Ser. C, 5.00%, 7/1/30	Aa2	2,500,000	3,199,301
MA State Port Auth. Special Fac. Rev. Bonds, (Bosfuel Corp.), Ser. A
5.00%, 7/1/28	A1	210,000	266,460
5.00%, 7/1/26	A1	115,000	139,113
4.00%, 7/1/44	A1	3,500,000	4,044,644
MA State School Bldg. Auth. Dedicated Sales Tax Rev. Bonds, Ser. A
5.00%, 8/15/50	AA+	2,645,000	3,399,349
5.00%, 2/15/44	AA	1,035,000	1,303,203
5.00%, 11/15/42	AA+	2,000,000	2,358,472
5.00%, 8/15/26 (Prerefunded 8/15/22)	AA+	4,645,000	4,861,697
5.00%, 8/15/26 (Prerefunded 8/15/22)	AAA/P	355,000	371,211
MA State School Bldg. Auth. Sales Tax Rev. Bonds, Ser. A, 5.00%, 5/15/43 (Prerefunded 5/15/23)	AA+	915,000	990,602
MA State Tpk. Auth. Rev. Bonds, Ser. A, NATL
zero %, 1/1/29	A+	1,000,000	910,988
zero %, 1/1/28	A+	1,320,000	1,230,766
MA State Trans. Fund Rev. Bonds
(Rail Enhancement & Accelerated Bridge Program), 5.00%, 6/1/48	Aa1	2,095,000	2,614,381
Ser. A, 5.00%, 6/1/41	Aa1	3,705,000	4,892,288
(Rail Enhancement & Accelerated Bridge Program), Ser. A, 5.00%, 6/1/38	Aa1	3,000,000	3,591,765
MA State Wtr. Resource Auth. Rev. Bonds
Ser. B, 5.00%, 8/1/40	Aa1	1,500,000	1,806,598
(Green Bond), Ser. C, 5.00%, 8/1/40	Aa1	3,000,000	3,613,196
MA State Wtr. Resource Auth. VRDN, Rev. Bonds, Ser. A-3, 0.02%, 8/1/37	VMIG 1	5,525,000	5,525,000
North Reading, G.O. Bonds, 5.00%, 5/15/35	Aa2	3,750,000	3,872,660
U. of MA Bldg. Auth. Rev. Bonds, Ser. 2, 5.00%, 11/1/39 (Prerefunded 11/1/22)	Aa2	2,500,000	2,642,152

			280,131,988
Nebraska (0.4%)
Central Plains Energy Project Gas Supply Mandatory Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	1,100,000	1,244,470

			1,244,470
Ohio (0.8%)
Lancaster, Port Auth. Mandatory Put Bonds (2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	1,400,000	1,609,618
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), 5.00%, 7/1/32	A	750,000	826,277

			2,435,895
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Thermal Utility Rev. Bonds, (TECO)
4.00%, 11/15/34	AA	700,000	811,786
4.00%, 11/15/32	AA	1,100,000	1,284,752

			2,096,538

Total municipal bonds and notes (cost $288,800,242)			$309,065,045

SHORT-TERM INVESTMENTS (5.3%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	16,634,907	$16,634,907
U.S. Treasury Bills 0.043%, 10/19/21(SEG)(SEGCCS)		$500,000	499,968

Total short-term investments (cost $17,134,879)			$17,134,875
TOTAL INVESTMENTS

Total investments (cost $305,935,121)			$326,199,920

FUTURES CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	137	$16,949,469	$16,949,469	Dec-21	$(52,488)

Unrealized appreciation					—

Unrealized (depreciation)					(52,488)

Total					$(52,488)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$2,500,000	$26,998	$—	11/18/21	—	1.16% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$26,998
2,500,000	24,498	—	11/18/21	—	1.15% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	24,498
3,250,000	10,621	—	11/2/21	—	1.00% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(10,621)
1,250,000	12,700	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(12,700)
1,250,000	12,700	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(12,700)
1,500,000	14,003	—	11/16/21	—	1.60% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(14,003)

Upfront premium received		—	Unrealized appreciation			51,496

Upfront premium (paid)		—	Unrealized (depreciation)			(50,024)

	Total	$—			Total	$1,472

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$14,185,000	$463,424	$(143)	3/29/26	2.51% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(463,567)

Total			$(143)				$(463,567)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "the SEC" represent the Securities and Exchange Commission, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $321,482,940.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 05/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/21
	Short-term investments
	Putnam Short Term Investment Fund*	$4,961,799	$34,227,526	$22,554,418	$2,704	$16,634,907

	Total Short-term investments	$4,961,799	$34,227,526	$22,554,418	$2,704	$16,634,907
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $114,989.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $354,965.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,885,404 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.02%, 0.08% and 0.12%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	21.0%
	Health care	16.0
	Tax bonds	12.2
	State debt	11.4
	Transportation	10.1
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$309,065,045	$—
Short-term investments	—	17,134,875	—

Totals by level	$—	$326,199,920	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(52,488)	$—	$—
Total return swap contracts	—	(461,952)	—

Totals by level	$(52,488)	$(461,952)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$11,600,000
Centrally cleared total return swap contracts (notional)	$14,200,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com